MATTHEWS ASIA FUNDS

SUPPLEMENT DATED OCTOBER 1, 2021

TO THE INSTITUTIONAL CLASS PROSPECTUS DATED APRIL 30, 2021, AS

SUPPLEMENTED (THE “PROSPECTUS”)

For all existing and prospective shareholders of Matthews Asia Dividend Fund (MIPIX):

Effective immediately, S. Joyce Li, CFA, previously a Co-Manager of the Matthews Asia Dividend Fund, will act as a Lead Manager of the Matthews Asia Dividend Fund. Yu Zhang, CFA, will continue to act as a Lead Manager of the Matthews Asia Dividend Fund, and Robert Horrocks, PhD, and Sherwood Zhang, CFA, will continue to act as Co-Managers of the Matthews Asia Dividend Fund.

Therefore, effective immediately, the disclosure relating to S. Joyce Li in the table under “Management of the Funds – Portfolio Managers” on page 95 of the Prospectus is removed in its entirety and replaced with the following:

S. JOYCE LI, CFA
S. Joyce Li is a Portfolio Manager at Matthews and manages the firm’s Asia Dividend Strategy and co-manages the firm’s China Dividend and Asia ex Japan Dividend Strategies. Prior to joining the firm in 2016, she was a Portfolio Manager and Principal at Marvin & Palmer Associates, where she co-managed equity investments in the Asia Pacific markets between 2007 and 2016. Joyce started her investment career as a Senior Investment Associate at Wilmington Trust. Joyce received an M.B.A. with honors from the Wharton School of the University of Pennsylvania and a M.S. in Computer Science from the University of Virginia. She is fluent in Mandarin and Cantonese. Joyce has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2020 and of the Matthews China Dividend Fund since 2019.	Lead Manager Matthews Asia Dividend Fund Co-Manager Matthews China Dividend Fund

Please retain this Supplement with your records.

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